Exhibit 10.[__]

[***] Text Omitted and Filed Separately with the Securities Exchange Commission
Confidential Treatment Request Under
17 C.F.R Section 240.24b-2

Amendment No. 1 to
MASTER SUPPLY AGREEMENT

This Amendment No. 1 to Master Supply Agreement (this “Amendment”) is entered as of December 18, 2018 (the “Effective Date”) by and between Enphase Energy, Inc. (“Enphase”), and SunPower Corporation (“Company” or “SunPower”). Capitalized terms used herein without definition shall have the same meanings given them in the Agreement (as defined below).
Recitals
Enphase and Company have entered into a Master Supply Agreement dated as of June 12, 2018 (the “Agreement”). In accordance with the terms of Agreement Section 9.11, Enphase and Company have agreed to amend the Agreement as set forth below.
Agreement
NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:
1.Amendment.
1.1 The parties agree to supplement Exhibit B (Pricing) of the Agreement to include additional accessory Products that are listed in Exhibit B-1 attached to this Amendment No. 1. The parties further agree that solely for the accessory Products listed in Exhibit B-1, shipping terms shall be set as DDP (incoterms 2010) to Long Beach, California, and payment terms for such accessory Product Orders shall be net 21 days. [***]. In the event of any conflict between this Amendment and the Agreement, the Agreement shall control.
2.    Limitation. The amendment set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which the parties may now have or may have in the future under or in connection with the Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Agreement shall continue in full force and effect.
3.    Counterparts. This Amendment may be signed originally or by facsimile or other means of electronic transmission in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.
4.    Integration. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment.
5.    Governing Law. This Amendment shall be governed by and shall be construed and enforced in accordance with the laws of the state of California.

In Witness Whereof, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

ENPHASE ENERGY, INC.                    SUNPOWER CORPORATION

By:/s/ Badri Kothandaraman            By: /s/ Norman Taffe

Name: Badri Kothandaraman            Name: Norman Tafee

Title: President and CEO            Title: EVP, North America Residential

EXHIBIT B-1
Accessory Product and Price List

SPWR Part#	Enphase MPN	Enphase Description	2018 Price / Unit FOB	Enphase UoM	Packaging	SP	2019 Price / Unit	Inco terms	Payment Terms
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

*** Confidential Treatment Requested ***